SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
November 9, 2004

NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION

(Exact name of registrant as specified in its charter)

District of Columbia	l-7102	52-0891669

(state or other juris- diction of incorporation)	(Commission File Number)	(I.R.S. Employer (Identification No.)

Woodland Park, 2201 Cooperative Way, Herndon, VA	20171-3025

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 709-6700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
AGENCY AGREEMENT
CALCULATION AGENT AGREEMENT
SPECIMEN OF NOTES

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

The following exhibit is filed herewith:

1.1	The Agency Agreement dated November 9, 2004 between the Company and the Agents named therein, relating to the distribution of the CFC InterNotes®, within the United States.

1.10	Calculation Agent Agreement dated November 9, 2004 between the Company and U.S. Bank Trust National Association, as Calculation Agents.

99.1	A Specimen of the Notes.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION

/s/ Steven L. Lilly

Steven L. Lilly
Senior Vice President and
Chief Financial Officer
(Principal Financial Officer)

Dated: November  15, 2004